EXHIBIT 10

CUSIP No. 09228F103

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13D

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13D/A to which this Exhibit is attached, and such Schedule 13D/A is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13D/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated: September 2, 2020

V. PREM WATSA

/s/ V. Prem Watsa

V. Prem Watsa

THE SECOND 810 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SECOND 1109 HOLDCO LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FFHL GROUP LTD.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

12002574 CANADA INC.

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Vice President and Chief Operating Officer

TIG INSURANCE (BARBADOS) LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

FAIRFAX (US) INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ODYSSEY US HOLDINGS INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ODYSSEY GROUP HOLDINGS, INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ODYSSEY REINSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

HUDSON INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

GREYSTONE INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

CRUM & FORSTER HOLDINGS CORP.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

UNITED STATES FIRE INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

THE NORTH RIVER INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

NORTHBRIDGE FINANCIAL CORPORATION

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

FEDERATED INSURANCE COMPANY OF CANADA

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

NORTHBRIDGE GENERAL INSURANCE CORPORATION

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

CRC REINSURANCE LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

1102952 B.C. UNLIMITED LIABILITY COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY HOLDINGS I, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY, LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE HOLDINGS (IRELAND) LTD

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE HOLDINGS (U.S.) INC

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

AW UNDERWRITERS INC.

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ALLIED WORLD SPECIALTY INSURANCE COMPANY

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

NEWLINE HOLDINGS UK LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

NEWLINE CORPORATE NAME LIMITED

By:	/s/ Peter Clarke
	Name:	Peter Clarke
	Title:	Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

BRIT LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Chief Financial Officer and Director

BRIT INSURANCE HOLDINGS LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Director

BRIT UW LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Director

BRIT REINSURANCE (BERMUDA) LIMITED

By:	/s/ Mark Allan
	Name:	Mark Allan
	Title:	Director

RIVERSTONE HOLDINGS LIMITED

By:	/s/ Nicholas C. Bentley
	Name:	Nicholas C. Bentley
	Title:	Chairman of the Board and Chief Executive Officer

RIVERSTONE INSURANCE (UK) LIMITED

By:	/s/ Luke R. Tanzer
	Name:	Luke R. Tanzer
	Title:	Managing Director

CONNEMARA REINSURANCE COMPANY LTD.

By:	/s/ Jean Cloutier
	Name:	Jean Cloutier
	Title:	Director

RIVERSTONE (BARBADOS) LTD.

By:	/s/ Janice Burke
	Name:	Janice Burke
	Title:	Vice President and General Manager

RESOLUTION GROUP REINSURANCE (BARBADOS) LIMITED

By:	/s/ Janice Burke
	Name:	Janice Burke
	Title:	Vice President and General Manager

NEWLINE INSURANCE COMPANY LIMITED

By:	/s/ Robert B. Kastner
	Name:	Robert B. Kastner
	Title:	Director

VERASSURE INSURANCE COMPANY

By:	/s/ Paula Sawyers
	Name:	Paula Sawyers
	Title:	Senior Vice President and General Counsel

ZENITH INSURANCE COMPANY

By:	/s/ Paula Sawyers
	Name:	Paula Sawyers
	Title:	Senior Vice President and General Counsel